UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021
CARDIOVASCULAR SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)

651 259-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, One-tenth of One Cent ($0.001) Par Value Per Share	CSII	The Nasdaq Stock Market LLC

Item 8.01.    Other Events.

On March 22, 2021, Cardiovascular Systems, Inc. (the “Company”) issued a press release announcing it has acquired a line of peripheral support catheters from WavePoint Medical, LLC (“WavePoint”) and engaged WavePoint to develop a portfolio of specialty catheters. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

As consideration for the acquisition of the peripheral catheters, the Company made an upfront payment of $3.4 million to WavePoint, which it will recognize as a one-time expense in its third quarter ending March 31, 2021. This amount was not included in the guidance range for the third quarter provided by the Company on February 3, 2021. Upon 510(k) clearance of the peripheral catheters, the Company will make an additional $1.7 million payment to WavePoint, which the Company anticipates will be made during the first half of its fiscal year ending June 30, 2022 and will be recognized as an intangible asset when made.

Certain statements in this Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this Form 8-K regarding the recognition of a one-time expense for the upfront payment for the catheters, the additional payment to be made to WavePoint, the anticipated timing thereof, and the accounting treatment thereof, are forward-looking statements. These statements involve risks and uncertainties that could cause results to differ materially from those projected, including, but not limited to, technical challenges; regulatory developments and approvals; and other factors detailed from time to time in the Company’s SEC reports, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this Form 8-K. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated March 22, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 22, 2021

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Jeffrey S. Points
Jeffrey S. Points Chief Financial Officer